EXHIBIT 32.2

                  Certification of Principal Financial Officer
                         Pursuant to U.S.C. Section 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Norman Fetterman, Chief Financial Officer hereby certify, to my knowledge, that the quarterly report on Form 10-QSB for the period ending June 30, 2004 of TNX Television Holdings, Inc. (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of TNX Television Holdings, Inc.


Dated: August 16, 2004                           /s/ Norman Fetterman
                                                 ----------------------
                                                 Norman Fetterman
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided by the Registrant and will be retained by the Registrant and shall be furnished to the Securities and Exchange Commission or its staff upon request.


                                       28